UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014 (July 22, 2014)

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 22, 2014, WEA International, Inc. (“WMI”) and WMIS Limited (“WMIS”), each a wholly-owned subsidiary of Warner Music Group Corp. (the “Company”), entered into an assignment and amendment agreement with Cinram Group Inc., Cinram GmbH and Cinram Operations UK Limited (the “Assignment and Amendment”) to the International Manufacturing and PP&S Agreement, dated as of July 1, 2010, as amended (the “International Agreement”), between WMI and Cinram International Inc., Cinram GmbH and Cinram Operations UK Limited (the various Cinram entities referred to collectively as “Cinram”). Under the International Agreement, Cinram supplies the Company with manufacturing and pick/pack/ship services in the European Union.

Pursuant to the Assignment and Amendment, the parties agreed to assign the International Agreement from WMI to WMIS with effect from February 1, 2014. Notwithstanding the assignment of WMI’s obligations under the International Agreement, WMI, at all times, shall remain directly and fully liable to Cinram for the performance of the obligations of WMI and WMIS under the International Agreement. In addition, the parties agreed to certain amendments to its existing manufacturing and pick/pack/ship arrangements. Except as expressly modified by the Assignment and Amendment, the terms of the International Agreement remain substantially the same as the terms of the International Agreement. The International Agreement now expires on January 31, 2017.

A copy of the Assignment and Amendment is attached as Exhibit 10.1 hereto and incorporated herein by reference. Copies of the International Agreement and amendments thereto have been previously filed and are incorporated herein by reference. The foregoing description of the Assignment and Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

10.1*	Assignment and Amendment Agreement, dated as of July 22, 2014, between WEA International Inc. and WMIS Limited and Cinram Group Inc., Cinram GmbH and Cinram Operations UK Limited, to the International Manufacturing and PP&S Agreement, dated as of July 1, 2010, as amended, between WEA International Inc. and Cinram International Inc., Cinram GmbH and Cinram Operations UK Limited.

*	Portions of Exhibit 10.1 have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Secretary

Date: July 25, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1*	Assignment and Amendment Agreement, dated as of July 22, 2014, between WEA International Inc. and WMIS Limited and Cinram Group Inc., Cinram GmbH and Cinram Operations UK Limited, to the International Manufacturing and PP&S Agreement, dated as of July 1, 2010, as amended, between WEA International Inc. and Cinram International Inc., Cinram GmbH and Cinram Operations UK Limited.

*	Portions of Exhibit 10.1 have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.